                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes


DISTRIBUTION DATE: November 20, 2001
MONTHLY PERIOD:    October, 2001

Under the Sales and Servicing Agreement dated as of August 30, 2001 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2001-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.




A. Information Regarding the Current Monthly Distribution

1. Notes

            (A) The aggregate amount of the
                distribution with respect to:

                        Class A-1 Notes             18,977,992.85
                        Class A-2 Notes                291,750.00
                        Class A-3 Notes                419,066.67
                        Class A-4 Notes                217,810.25
                          Class B Notes                 51,009.00

            (B) The amount of the distribution
                set forth in paragraph A.1 (A)
                above in respect of interest on:

                        Class A-1 Notes                185,778.62
                        Class A-2 Notes                291,750.00
                        Class A-3 Notes                419,066.67
                        Class A-4 Notes                217,810.25
                          Class B Notes                 51,009.00

            (C) The amount of the distribution set
                forth in paragraph A.1 (A) above
                in respect of principal on:

                        Class A-1 Notes             18,792,214.23
                        Class A-2 Notes                         -
                        Class A-3 Notes                         -
                        Class A-4 Notes                         -
                          Class B Notes                         -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE: November 20, 2001
MONTHLY PERIOD:    October, 2001

             (D)   The amount of the distribution
                   set forth in paragraph A.1 (A)
                   above per $1,000 interest in:

                        Class A-1 Notes                          231.44
                        Class A-2 Notes                            3.24
                        Class A-3 Notes                            3.74
                        Class A-4 Notes                            4.14
                          Class B Notes                            4.90


             (E)   The amount of the distribution
                   set forth in paragraph A.1 (B)
                   above per $1,000 interest in:

                        Class A-1 Notes                            2.27
                        Class A-2 Notes                            3.24
                        Class A-3 Notes                            3.74
                        Class A-4 Notes                            4.14
                          Class B Notes                            4.90

             (F)   The amount of the distribution set
                   forth in paragraph A.1 (C) above
                   per $1,000 interest in:

                        Class A-1 Notes                          229.17


                        Class A-2 Notes                               -
                        Class A-3 Notes                               -
                        Class A-4 Notes                               -
                          Class B Notes                               -


B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1. Pool Balance and Note Principal Balance

             (A)   The Pool Balance at the close of
                   business on the last day of the
                   Monthly Period:                       313,226,118.36

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:  November 20, 2001
MONTHLY PERIOD:     October, 2001

            (B)     The aggregate outstanding principal
                    amount of each Class of Notes after
                    giving effect to payments allocated
                    to principal as set forth in paragraph
                    A.1 (C) above with respect to:

                        Class A-1 Notes                    46,911,983.18
                        Class A-2 Notes                    90,000,000.00
                        Class A-3 Notes                   112,000,000.00
                        Class A-4 Notes                    52,590,000.00
                          Class B Notes                    10,410,000.00

            (C)     The Note Pool Factor for each Class
                    of Notes after giving affect to the
                    payments set forth in paragraph A.1
                    (C) above with respect to:

                        Class A-1 Notes                             0.57
                        Class A-2 Notes                             1.00
                        Class A-3 Notes                             1.00
                        Class A-4 Notes                             1.00
                          Class B Notes                             1.00

            (D)     The amount of aggregate Realized
                    Losses for the preceding Monthly
                    Period:                                            -

            (E)     The aggregate Purchase Amount for
                    all Receivables that were repurchased
                    in the Monthly Period:                             -

2. Servicing Fee

                    The aggregate amount of the Servicing
                    Fee paid to the Servicer with respect
                    to the preceding Monthly Period           137,699.75

3. Payment Shortfalls

            (A)     The amount of the Noteholders' Interest
                    Carryover Shortfall after giving effect
                    to the payments set forth in paragraph
                    A.1 (B) above with respect to:

                        Class A-1 Notes                                -
                        Class A-2 Notes                                -
                        Class A-3 Notes                                -
                        Class A-4 Notes                                -
                          Class B Notes                                -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                        Class A1 3.51% Asset Backed Notes
                        Class A2 3.89% Asset Backed Notes
                        Class A3 4.49% Asset Backed Notes
                        Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes

DISTRIBUTION DATE:  November 20, 2001
MONTHLY PERIOD:     October, 2001

          (B)       The amount of the Noteholders'
                    Interest Carryover Shortfall set
                    forth in paragraph 3(A) above per
                    $1,000 interest with respect to:

                                Class A-1 Notes                          -
                                Class A-2 Notes                          -
                                Class A-3 Notes                          -
                                Class A-4 Notes                          -
                                  Class B Notes                          -

4

          (A)       The aggregate amount of collections
                    by the Servicer during the preceding
                    Monthly Period:                          20,224,000.71

          (B)       The aggregate amount which was received
                    by the Trust from the Servicer during
                    the Monthly Period:                      20,086,300.96

          (C)       The number of Receivables that are
                    delinquent for:
                                     30-59 days                         60
                                     60-89 days                          9
                                90 or more days                          6
                 Repossessed Autos in Inventory                          2

M&I Auto Loan Trust 2001-1
Monthly Servicing Report                                                  Page 1


Distribution Date              November 20, 2001                                                    Closing Date:    August 30, 2001
Collection Period Begin Date:    October 1, 2001                                      Previous Distribution Date:   October 22, 2001
Collection Period End Date:     October 31, 2001                             Previous Collection Period End Date: September 30, 2001




------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Accrual        Legal Final
A. Initial Bond Characteristics                      Cutoff Balance      Coupon      Calendar         Maturity             CUSIP
------------------------------------------------------------------------------------------------------------------------------------
I.  Class A-1 Notes                                 $ 82,000,000.00      3.510%     Actual/360     August 20, 2002       55255PAA8
ii  Class A-2 Notes                                 $ 90,000,000.00      3.890%       30/360     November 20, 2004       55255PAB6
iii Class A-3 Notes                                 $112,000,000.00      4.490%       30/360        April 20, 2006       55255PAC4
iv  Class A-4 Notes                                 $ 52,590,000.00      4.970%       30/360        March 20, 2007       55255PAD2
v   Class B Notes                                   $ 10,410,000.00      5.880%       30/360         June 20, 2008       55255PAEO
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
B. Bond Balances                              Balance as of            % of Original Balance       Unpaid Interest   Unpaid Interest
                                       10/22/2001       11/20/2001    10/22/2001    11/20/2001       10/22/2001        11/20/2001
------------------------------------------------------------------------------------------------------------------------------------
I.  Class A-1 Notes                   $ 65,704,197     $ 46,911,983      80.13%        57.21%                  -                 -
ii  Class A-2 Notes                   $ 90,000,000     $ 90,000,000     100.00%       100.00%                  -                 -
iii Class A-3 Notes                   $112,000,000     $112,000,000     100.00%       100.00%                  -                 -
iv  Class A-4 Notes                   $ 52,590,000     $ 52,590,000     100.00%       100.00%                  -                 -
v   Class B Notes                     $ 10,410,000     $ 10,410,000     100.00%       100.00%                  -                 -
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 2
Monthly Servicing Report

Distribution Date                November 20, 2001                                             Closing Date:     August 30, 2001
Collection Period Begin Date:      October 1, 2001                               Previous Distribution Date:    October 22, 2001
Collection Period End Date:       October 31, 2001                      Previous Collection Period End Date:  September 30, 2001

------------------------------------------------------------------------------------------------------------------------------------
C. Reserve Account

------------------------------------------------------------------------------------------------------------------------------------
I.   Initial Reserve Deposit                                                            $1,735,000.00
ii   Beginning of Period Reserve Balance                                                $3,304,794.02
iii  Specified Reserve Account Percent                                                           1.00%   of Current Pool Balance
iv   Specified Reserve Account Floor                                                    $1,735,000.00
v    Specified Reserve Account Balance                                                  $3,132,261.18
vi   Reserve Account Release                                                               172,532.84
vii  Reserve Account Draws                                                              $        0.00
viii Reserve Account Deposits                                                           $        0.00
ix   End of Period Reserve Balance                                                      $3,132,261.18
x    Outstanding Simple Interest Advances                                               $  373,804.04
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
D. Servicing

--------------------------------------------------------------------------
I    Servicing Fee Percentage                                       0.50%
ii   Beginning of Period Servicing Shortfall                        0.00
iii  End of Period Servicing Shortfall                              0.00
--------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 3
Monthly Servicing Report

Distribution Date                 November 20, 2001                                               Closing Date:      August 30, 2001
Collection Period Begin Date:       October 1, 2001                                 Previous Distribution Date:     October 22, 2001
Collection Period End Date:        October 31, 2001                        Previous Collection Period End Date:   September 30, 2001



------------------------------------------------------------------------------------------------------------------------------------
E. Portfolio Characteristics               Initial Balance                  Balance as of                  % of Original as of
                                              8/22/2001            9/30/2001           10/31/2001      9/30/2001          10/31/2001
------------------------------------------------------------------------------------------------------------------------------------
I    Principal Balance                    $347,000,000.07      $330,479,402.03     $313,226,118.36      95.24%              90.27%
ii   Number of Contracts                           25,198               24,525              23,724      97.33%              94.15%
iii  Weighted Average Coupon (WAC)                   9.01%                9.01%               9.01%
iv   Weighted Average Original Term                 59.70                59.85               59.69
v    Weighted Average Remaining Term                51.23                50.06               49.14
vi   Weighted Average Seasoning                      8.47                 9.79               10.55
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 4
Monthly Servicing Report

Distribution Date                  November 20, 2001                                               Closing Date:     August 30, 2001
Collection Period Begin Date:        October 1, 2001                                 Previous Distribution Date:                 N/A
Collection Period End Date:         October 31, 2001                        Previous Collection Period End Date:  September 30, 2001



-----------------------------------------------------------------------------------------------------------------------------------
F.1 Portfolio Performance                   # of Contracts       % of # of Contracts      Principal Balance   % of Principal Balance
                                         9/30/2001  10/31/2001  9/30/2001  10/31/2001  9/30/2001   10/31/2001 9/30/2001   10/31/2001
------------------------------------------------------------------------------------------------------------------------------------
I    30-59 Days Delinquent                 53.00       60.00      0.22%       0.25%    733,183.69  806,022.33   0.22%        0.26%
ii   60-89 Days Delinquent                  8.00        9.00      0.03%       0.04%    104,871.41   95,555.44   0.03%        0.03%
iii  90-119 Days Delinquent                 0.00        6.00      0.00%       0.03%          0.00   74,866.12   0.00%        0.02%
iv   120+ Days Delinquent                   0.00        0.00      0.00%       0.00%          0.00        0.00   0.00%        0.00%
v    Repo in Inventory (Charged-Off)        0.00        0.00      0.00%       0.00%          0.00        0.00   0.00%        0.00%
vi   Repo in Inventory (Not Charged-Off)    0.00        2.00      0.00%       0.01%          0.00   27,232.00   0.00%        0.01%
vii  Gross Charge_offs in Period            0.00        0.00      0.00%       0.00%          0.00        0.00   0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
F.2 Ratios                                        Ratio
                                                9/30/2001             10/31/2001             3 Month Average
---------------------------------------------------------------------------------------------------------------
I     Net Loss Ratio                        0.00%       0.00%              0.00%                        0.00%
ii    Delinquency Ratio                     0.00%       0.03%              0.03%                        0.02%
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
G. Portfolio Charge-Offs                             Dollar Amount                     % of Original Balance
                                               9/30/2001        10/31/2001       9/30/2001       10/31/2001
---------------------------------------------------------------------------------------------------------------
I     Gross Charge-Offs in Period                $0.00            $0.00           0.000%           0.000%
ii    Cumulative Gross Charge-Offs               $0.00            $0.00           0.000%           0.000%
iii   Net Losses in Period                       $0.00            $0.00           0.000%           0.000%
iv    Cumulative Net Losses                      $0.00            $0.00           0.000%           0.000%
---------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 5
Monthly Servicing Report

Distribution Date              November 20, 2001                                                   Closing Date:     August 30, 2001
Collection Period Begin Date:    October 1, 2001                                     Previous Distribution Date:    October 22, 2001
Collection Period End Date:     October 31, 2001                            Previous Collection Period End Date:  September 30, 2001



-----------------------------------------------------------------------------------------------------
H. Pool Collections

-----------------------------------------------------------------------------------------------------
I.    Borrower Interest Collections                                                     2,596,913.00
ii    Borrower Principal Collections                                                   17,253,283.67
iii   Net Liquidation Proceeds                                                                     -
iv    Recoveries                                                                                   -
v.    Simple Interest Advance                                                             373,804.04
vi.   Repurchase Amounts (Interest)                                                                -
vii.  Repurchase Amounts (Principal)                                                               -
viii  Total Interest Collections                                                        2,970,717.04
ix.   Total Principal Collections                                                    $ 17,253,283.67
-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------
I. Pool Balance Reconciliation

-----------------------------------------------------------------------------------------------------
I.    Beginning Pool Balance                                                         $330,479,402.03
ii    Pool Balance Reductions from Principal Collections                             $ 17,253,283.67
iii   Gross Charge-Offs in Period                                                    $          0.00
iv    Ending Pool Balance                                                            $313,226,118.36
-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------
J. Total Available

-----------------------------------------------------------------------------------------------------
I.    Total Pool Collections                                                         $ 20,224,000.71
ii    Reinvestment Income from Reserve Account                                       $          0.00
        Reserve Account Balance                                   $3,304,794.02
        Specified Reserve Account Amount                          $3,132,261.18
                                                                  -------------
iii   Reserve Account Release                                        172,532.84            172532.84
iv    Reserve Account Draw                                                 0.00                 0.00
v     Collected Funds                                                                $ 20,396,533.55
-----------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 6
Monthly Servicing Report

Distribution Date              November 20, 2001                                                      Closing Date: August 30, 2001
Collection Period Begin Date:    October 1, 2001                                       Previous Distribution Date: October 22, 2001
Collection Period End Date:     October 31, 2001                            Previous Collection Period End Date: September 30, 2001

------------------------------------------------------------------------------------------------------------------------------------
K. Waterfall                                                      Calculation      Amount Due  Amount Available for     Amount Paid
                                                                     Steps                        Distribution
------------------------------------------------------------------------------------------------------------------------------------
I      Reimbursement of Outstanding Simple Interest Advances   $          0.00  $   301,205.03   20,396,533.55          301,205.03

         Servicing Fee                                              137,699.75
         Previous Servicing Fee Shortfall                                 0.00
                                                               ===============
ii     Total Servicing Fee                                     $    137,699.75  $   137,699.75   20,095,328.52          137,699.75
iii    Class A Notes Interest Distribution                                        1,114,405.53   19,957,628.77        1,114,405.53
         Class A Notes Balance                                 $320,294,197.41
         Pool Balance                                          $313,226,118.36
                                                               ===============
iv     Priority Principal Distribution                         $  7,068,079.05    7,068,079.05   18,843,223.23        7,068,079.05
v      Class B Notes Interest Distribution                     $          0.00       51,009.00   11,775,144.18           51,009.00
vi     Reserve Fund Deposit                                    $          0.00  $         0.00   11,724,135.18
            a) Previous Class A-1 Notes                        $ 65,704,197.41  $         0.00               -                   -
            b) Previous Note Balance - Pool Balance            $ 17,478,079.05  $         0.00               -                   -
       X.)  MAX of a) and b)                                   $ 65,704,197.41  $         0.00               -                   -
       Y.)  Priority Principal Distribution Amount             $  7,068,079.05  $         0.00               -                   -
                                                               ===============
vii    Regular Principal Distribution                          $ 58,636,118.36   58,636,118.36   11,724,135.18       11,724,135.18
viii   Release to Seller                                                                     -               -                   -
------------------------------------------------------------------------------------------------------------------------------------

M&I Auto Loan Trust 2001-1                                                Page 7
Monthly Servicing Report

Distribution Date             November 20, 2001                                                     Closing Date:    August 30, 2001
Collection Period Begin Date:   October 1, 2001                                       Previous Distribution Date:   October 22, 2001
Collection Period End Date:    October 31, 2001                              Previous Collection Period End Date: September 30, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                   Coupon     Number of Days    Current Interest   Previous Interest     Accrued       Total Bond
L. Bond Interest Distributions                in Pay Period                            Shortfall       Interest on    Interest Due
                                                                                                         Interest
------------------------------------------------------------------------------------------------------------------------------------
   Total Class A Notes                                            $1,114,405.53           0.00             0.00       1,114,405.53
   Class A-1 Notes                 3.510%           29            $  185,778.62           0.00             0.00         185,778.62
   Class A-2 Notes                 3.890%           30            $  291,750.00           0.00             0.00         291,750.00
   Class A-3 Notes                 4.490%           30            $  419,066.67           0.00             0.00         419,066.67
   Class A-4 Notes                 4.970%           30            $  217,810.25           0.00             0.00         217,810.25
   Class B Notes                   5.880%           30            $   51,009.00           0.00             0.00          51,009.00
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Total Bond      Interest Shortfall
L. Bond Interest Distributions        Interest Paid

--------------------------------------------------------------------------------
   Total Class A Notes                 1,114,405.53            0.00
   Class A-1 Notes                       185,778.62            0.00
   Class A-2 Notes                       291,750.00            0.00
   Class A-3 Notes                       419,066.67            0.00
   Class A-4 Notes                       217,810.25            0.00
   Class B Notes                          51,009.00            0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
M. Bond Principal Distributions

-------------------------------------------------------------------------------
   Priority Principal Distribution                                 7,068,079.05
   Regular Principal Distribution                                 11,724,135.18
                                                                ===============
   Total Principal Distribution                                   18,792,214.23
                                                                              0
   Class A-1 Notes Principal Distribution                         18,792,214.23
   Class A-2 Notes Principal Distribution                                  0.00
   Class A-3 Notes Principal Distribution                                  0.00
   Class A-4 Notes Principal Distribution                                  0.00
   Class B Notes Principal Distribution                                    0.00
-------------------------------------------------------------------------------